Commitments and Contingencies (Tables)	12 Months Ended
Dec. 31, 2025
Commitments and Contingencies Disclosure [Abstract]
Schedule of Loan Commitments and Letters of Credit
Synovus also invests in tax credit partnerships, CRA partnerships, including SBIC programs, and other investments. The SBIC is a program initiated by the SBA in 1958 to assist in the funding of small business loans.

	December 31,
(in thousands)	2025	2024
Letters of credit(1)	$430,116	$340,385
Commitments to fund commercial and industrial loans	10,948,184	9,956,797
Commitments to fund commercial real estate, construction, and land development loans	2,253,164	2,135,638
Commitments under home equity lines of credit	2,106,257	2,119,616
Unused credit card lines	451,215	446,800
Other loan commitments	586,853	621,659
Total letters of credit and unfunded lending commitments	$16,775,789	$15,620,895

Tax credits, CRA partnerships, and other investments with a future funding commitment:
Carrying amount included in other assets(2)	$835,089	$672,803
Permanent and short-term construction loans and letter of credit commitments(3)	345,472	205,855
Funded portion of permanent and short-term loans and letters of credit(4)	235,095	229,668

(1)    Represent the contractual amount net of risk participations purchased of approximately $15.3 million and $16.8 million at December 31, 2025 and 2024, respectively.
(2)    Future funding commitment amounts included in carrying amount within other liabilities of $448.8 million and $358.5 million at December 31, 2025 and 2024, respectively.
(3)    Represent the contractual amount net of risk participations of $15.0 million and $16.0 million at December 31, 2025 and 2024, respectively
(4)    Represent the contractual amount net of risk participations of $20.1 million and $16.2 million at December 31, 2025 and 2024, respectively.